Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 7 TO CREDIT AGREEMENT

AMENDMENT NO. 7 TO CREDIT AGREEMENT, dated as of September 29, 2015 (this “Amendment”), is entered into by and among SENSATA TECHNOLOGIES B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “BV Borrower”), SENSATA TECHNOLOGIES FINANCE COMPANY, LLC, a Delaware limited liability company (the “US Borrower”, and together with the BV Borrower, the “Borrowers”), SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “Parent”), the undersigned guarantors (together with the Parent, the “Guarantors”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent on behalf of the lenders party to the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”) and the lenders party hereto.
PRELIMINARY STATEMENTS:
WHEREAS, the Borrowers, the Parent, the Administrative Agent and certain lenders entered into that certain Credit Agreement, dated as of May 12, 2011 (as amended, amended and restated, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrowers have requested Additional Revolving Credit Commitments (the “Seventh Amendment Revolving Commitments”) pursuant to Section 2.14 of the Credit Agreement in the aggregate principal amount of $70 million on the terms set forth in this Amendment and the Credit Agreement;

WHEREAS, each Lender party hereto executing this Amendment (each a “Seventh Amendment Revolving Credit Lender”) has agreed, in its capacity as a Seventh Amendment Revolving Credit Lender, to make available to the Borrowers the Seventh Amendment Revolving Commitments as set forth under “Additional Revolving Credit Commitments” for such Lender on Schedule A to this Amendment commencing on the Seventh Amendment Effective Date (as defined below);

WHEREAS, the Borrowers have requested to make certain other amendments set forth in Section 1 hereof, as authorized by Section 10.01 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.Seventh Amendment Revolving Commitments. Pursuant to Section 2.14 of the Credit Agreement, and subject to the satisfaction (or waiver by the Administrative Agent) of the conditions set forth in Section 4 of this Amendment, on and as of the Seventh Amendment Effective Date:
(a)Each Seventh Amendment Revolving Credit Lender hereby agrees that upon, and subject to, the occurrence of the Seventh Amendment Effective Date, such Seventh Amendment Revolving Credit Lender’s Revolving Credit Commitments shall be increased, as contemplated by Section 2.14 of the Credit Agreement, by the amount set forth opposite such Seventh Amendment Revolving Credit Lender’s name under the heading “Additional Revolving Credit Commitment” on Schedule A to this Amendment. From and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to any Seventh Amendment Revolving Credit Lender’s Revolving Credit Commitment shall mean its

Amendment No. 7 to
Credit Agreement

Revolving Credit Commitment, as increased pursuant to this Amendment, and as set forth opposite its name on Schedule A to this Amendment under the heading “Total Revolving Credit Commitments”.
(a)Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:
“Seventh Amendment” means that certain Amendment No. 7 to Credit Agreement, dated as of September 29, 2015, among the BV Borrower, the US Borrower, the Parent, the other Guarantors party thereto, Morgan Stanley Senior Funding, Inc., as the Administrative Agent and each Revolving Credit Lender party thereto.
“Seventh Amendment Effective Date” means the date on which all of the conditions contained in Section 4 of the Seventh Amendment have been satisfied or waived by the Administrative Agent.

“Seventh Amendment Revolving Commitments” has the meaning given in the recitals to the Seventh Amendment.

(b)Section 1.01 of the Credit Agreement shall be further amended as follows:

(i)    The definition of “Dollar Revolving Credit Commitment” is amended by replacing the final sentence thereof with the following sentence:
“The aggregate Dollar Revolving Credit Commitments of all Dollar Revolving Credit Lenders shall be $420,000,000 on the Seventh Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

(ii)    The definition of “Euro Revolving Credit Commitment” is amended by replacing the final sentence thereof with the following sentence:

“The aggregate Dollar Amount of Euro Revolving Credit Commitments of all Euro Revolving Credit Lenders shall be $420,000,000 on the Seventh Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

(iii)    Clause (a) of the definition of “Euro Sublimit” is amended in its entirety to read as follows:

“$420,000,000 and”

(iv)    The definition of “Revolving Credit Commitment” is amended in its entirety to read as follows:

““Revolving Credit Commitment” means a Dollar Revolving Credit Commitment or a Euro Revolving Credit Commitment, in each case including, for the avoidance of doubt, each

Amendment No. 7 to
Credit Agreement

Fifth Amendment Revolving Commitment and each Seventh Amendment Revolving Credit Commitment.”

(v)    The definition of “Revolving Credit Loan” is amended in its entirety to read as follows:

““Revolving Credit Loan” means the collective reference to the Dollar Revolving Credit Loans and the Euro Revolving Credit Loans, in each case including, for the avoidance of doubt, any Loans made pursuant to the Fifth Amendment Revolving Commitments and the Seventh Amendment Revolving Commitments.”

(c)Schedule 2.01 of the Credit Agreement is hereby amended by replacing the information thereon with respect to the Revolving Credit Lenders with the information shown on Schedule A to this Amendment.

(d)Article 6 of the Credit Agreement is hereby amended by adding a new Section 6.22 thereto, which reads as follows:

“SECTION 6.22. Post- Seventh Amendment Effective Date Covenant. Within the time periods as provided in Schedule D to the Seventh Amendment (or such later date as the Administrative Agent may agree in its reasonable discretion), deliver to the Administrative Agent each item specified in Schedule D to the Seventh Amendment and customary legal opinions addressed to the Administrative Agent and each Revolving Credit Lender related to such items, as specified in Schedule B-2 to the Seventh Amendment, in each case in form and substance reasonably satisfactory to the Administrative Agent and comply, to the extent applicable, with the obligations set out in Schedule D to the Seventh Amendment.”

SECTION 3.Reference to and Effect on the Loan Documents.
(a)On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. For the avoidance of doubt, this Amendment shall also constitute a Loan Document under the Credit Agreement, as amended by the Amendment.
(b)The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.
(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

Amendment No. 7 to
Credit Agreement

SECTION 4.Conditions of Effectiveness for Amendment. This Amendment shall become effective as of the date (the “Seventh Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived by the Administrative Agent):
(a)     The Administrative Agent shall have received counterparts of this Amendment executed by the BV Borrower, the US Borrower, the Parent, the other Guarantors and each Seventh Amendment Revolving Credit Lender, on, or prior to, 5:00 p.m.;
(b)    The Administrative Agent shall have received a certificate of the BV Borrower dated as of the Seventh Amendment Effective Date signed on behalf of the BV Borrower by a Responsible Officer of the BV Borrower, certifying on behalf of the Borrowers that:
(i) immediately before and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) and in the other Loan Documents are true and correct in all material respects as of the Seventh Amendment Effective Date, with the same effect as though made on and as of such date, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (B) that for purposes of this Section 4(b), the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement (as amended by this Amendment) shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement (as amended by this Amendment) and, in the case of the financial statements furnished pursuant to Section 6.01(b) of the Credit Agreement (as amended by this Amendment), the representations contained in Section 5.05(a) of the Credit Agreement (as amended by this Amendment), as modified by this clause (B), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments, (C) to the extent that such representations and warranties contain a materiality qualification, such representations and warranties shall be accurate in all respects and (D) to the extent a limited waiver of compliance with such representations and warranties was granted pursuant to Section 11 of the Sixth Amendment or Section 10 of this Amendment; and

(ii) each of the Specified Representations (as defined below) shall be true and correct in all material respects as of the Seventh Amendment Effective Date. “Specified Representations” means the representations and warranties of the Loan Parties set forth in the Patriot Act Representation (as defined below), the Sanctions Representation (as defined below) and the Anti-Corruption Representation (as defined below). For purposes of this clause (ii), the following terms shall have the meanings given to them below:

“Patriot Act Representation” means the representation and warranty to the Administrative Agent by each Loan Party that, to the extent applicable, each of the Parent and its Subsidiaries is in compliance in all material respects with the Patriot Act and any enabling legislation or executive order relating thereto;

“Sanctions Representation” means the representation and warranty to the Administrative Agent by the Parent that no part of the proceeds of any Credit Extension will be used, directly or indirectly, for any purpose which would violate applicable Sanctions.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury;

Amendment No. 7 to
Credit Agreement

“Sanction” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority; and

“Anti-Corruption Representation” means the representation and warranty to the Administrative Agent by each Loan Party that no part of the proceeds of any Credit Extension will be used, directly or indirectly, for any purpose which would breach the US Foreign Corrupt Practices Act of 1977 (as amended).

(c)     Immediately prior to and after giving effect to the Seventh Amendment Effective Date, no Default or Event of Default has occurred and is continuing;

(d)    The Administrative Agent shall have received such certificates or resolutions or incumbency certificates of the Loan Parties as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

(e)    The Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is validly existing and in good standing in its jurisdiction of organization (to the extent such concept exists in such jurisdiction);

(f)    The Administrative Agent shall have received a solvency certificate from a director of the BV Borrower substantially in the form of Exhibit Q to the Credit Agreement certifying that the Parent and its Subsidiaries on a consolidated basis as of the Seventh Amendment Effective Date (immediately after giving effect to this Amendment and the transactions contemplated hereby) are Solvent;

(g)    To the extent invoiced at least three Business Days prior to the Seventh Amendment Effective Date, all reasonable and documented fees and out-of-pocket expenses payable to the Administrative Agent shall have been paid to the extent due and payable in accordance with Section 6 of this Amendment and Section 10.04 of the Credit Agreement;

(h) The Administrative Agent shall have received a customary legal opinion, addressed to the Administrative Agent and the Revolving Credit Lenders, in form, scope and substance reasonably acceptable to the Administrative Agent from each of (i) Kirkland & Ellis LLP, counsel to the Loan Parties and (ii) special foreign counsel referred to in Schedule B-1 hereto; and

(i)The Administrative Agent shall have received each of the deliverables set forth in Schedule C of this Amendment.

SECTION 5.Representations and Warranties. Each of the Parent and the Borrowers hereby represents and warrants to the Administrative Agent that:

(a)    on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and

Amendment No. 7 to
Credit Agreement

(b)    this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

SECTION 6.Costs and Expenses. The Borrowers agree that all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the Attorney Costs of one counsel for all Lenders and the Administrative Agent (which shall be Shearman & Sterling LLP)), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement.

SECTION 7.Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8.Governing Law and Waiver of Right of Trial by Jury. This Amendment is subject to the provisions of Sections 10.17 and 10.18 of the Credit Agreement relating to governing law, waiver of right to submission to jurisdiction, venue and waiver of trial by jury, the provisions which are by this reference incorporated herein in full.
SECTION 9.Guarantor Affirmation. Each Guarantor party hereto hereby (a) acknowledges and consents to this Amendment; (b) ratifies and confirms all of its respective obligations and liabilities under the Loan Documents (as amended by the Amendment) to which it is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect and extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the obligations of the Borrowers under the Credit Agreement; (c) subject to Section 10 below, acknowledges and confirms that the liens and security interests granted by it pursuant to the Collateral Documents to which it is a party are and continue to be valid and perfected (if and to the extent required to be perfected under the Collateral Documents to which it is a party) liens and security interests in the Collateral (subject only to Liens permitted under the Loan Documents) that secure all of the obligations of such Guarantor under the Loan Documents to which it is a party to the same extent that such liens and security interests in the Collateral were valid and perfected (if and to the extent required to be perfected under the Collateral Documents to which it is a party) immediately prior to giving effect to the execution and delivery of the Amendment; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees, or agents) on or prior to the date hereof; and (e) acknowledges, affirms, and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of its obligations, indebtedness or liabilities to the Administrative Agent or any Lender on or prior to the date hereof.

Amendment No. 7 to
Credit Agreement

SECTION 10.Limited Waiver and Consent. The Administrative Agent and the Lenders parties hereto hereby agree to waive each of Sensata Technologies Bulgaria EOOD’s, Sensata Technologies Japan Limited’s, Sensata Finance Ireland Limited’s, Sensata Technologies de Mexico, S. de R.L. de C.V.’s, ST August Lux Company S.à r.l.’s, ST August Lux Intermediate Holdco S.à r.l.’s, August Lux Holding Company’s, August Brazil Holding Company’s and August LuxUK Holding Company’s (each, a “Subject Foreign Guarantor”) compliance with all covenants and/or representations and warranties in the Loan Documents relating to the perfection of any security interest under, or enforceability of, any Collateral Document governed by Bulgarian, Irish, Japanese, Luxembourg, and Mexican law, as applicable, on the Seventh Amendment Effective Date and for a period of 90 days after the Seventh Amendment Effective Date (as such time period may be extended in the reasonable discretion of the Administrative Agent), provided that the foregoing waiver shall only waive compliance with (i) perfection requirements in respect of any increase to the Secured Obligations pursuant to this Amendment and (ii) enforceability requirements relating to enforceability in respect of such increase to the Secured Obligations.  During this 90-day period (as such time period may be extended in the reasonable discretion of the Administrative Agent) each of the Subject Foreign Guarantor will amend or enter into such Collateral Documents to reflect the amendments hereunder and will take all requisite actions to ensure that it has granted in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and, to the extent required under the Collateral Documents to which it is a party, perfected security interest in its Collateral, as defined in such Collateral Documents. The Administrative Agent and the Lenders party hereto agree that nothing herein shall abrogate the agreements made by the Administrative Agent and the Lenders party to the Sixth Amendment in Section 11 thereof.

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Amendment No. 7 to
Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment No. 7 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

SENSATA TECHNOLOGIES B.V.,
as BV Borrower

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

SENSATA TECHNOLOGIES FINANCE COMPANY, LLC,
as US Borrower

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Operating Officer

SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V.,
as Parent

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

Signature Page to
Amendment No. 7 to Credit Agreement

SENSATA TECHNOLOGIES, INC.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Operating Officer

SENSATA TECHNOLOGIES MASSACHUSETTS, INC.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Operating Officer

Signature Page to
Amendment No. 7 to Credit Agreement

SENSATA TECHNOLOGIES HOLDING COMPANY US B.V.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

SENSATA TECHNOLOGIES HOLDING COMPANY MEXICO B.V.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

SENSATA TECHNOLOGIES HOLLAND, B.V.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

Signature Page to
Amendment No. 7 to Credit Agreement

SENSATA TECHNOLOGIES DE MÉXICO, S. DE R.L. DE C.V.,
as Guarantor

By:	/s/ Santiago Sepulveda
Name: Santiago Sepulveda
Title: Attorney-in -Fact

Signature Page to
Amendment No. 7 to Credit Agreement

SENSATA TECHNOLOGIES JAPAN LIMITED,
as Guarantor

By:	/s/ Xiaodong Ye
Name: Xiaodong Ye
Title: Representative Director

Signature Page to
Amendment No. 7 to Credit Agreement

SENSATA TECHNOLOGIES MALAYSIA SDN. BHD.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Director

Signature Page to
Amendment No. 7 to Credit Agreement

SENSATA TECHNOLOGIES BULGARIA EOOD,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Manager

Signature Page to
Amendment No. 7 to Credit Agreement

SENSOR-NITE NV,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Authorized Representative

Signature Page to
Amendment No. 7 to Credit Agreement

SENSATA TECHNOLOGIES US COÖPERATIEF U.A.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

Signature Page to
Amendment No. 7 to Credit Agreement

SENSATA TECHNOLOGIES BERMUDA LTD.,
Guarantor

By:	/s/ Steven P. Reynolds
Name: Steven P. Reynolds
Title: Director

Signature Page to
Amendment No. 7 to Credit Agreement

SENSATA TECHNOLOGIES US, LLC,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Manager

Signature Page to
Amendment No. 7 to Credit Agreement

SENSATA TECHNOLOGIES US II, LLC,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Manager

Signature Page to
Amendment No. 7 to Credit Agreement

STI HOLDCO, INC.,
as Guarantor

By:	/s/ Martha Sullivan
Name: Martha Sullivan
Title: President

Signature Page to
Amendment No. 7 to Credit Agreement

Signed by Martha Sullivan (name of director)
for and on behalf of	/s/ Martha Sullivan
ST SCHRADER HOLDING COMPANY UK LIMITED	Director
as Guarantor

Signed by Martha Sullivan (name of director)
for and on behalf of	/s/ Martha Sullivan
AUGUST UK HOLDCO LIMITED	Director
as Guarantor

Signature Page to
Amendment No. 7 to Credit Agreement

ST AUGUST LUX COMPANY S.À R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633 Senningerberg
Share capital: USD 25,000
Luxembourg R.C.S.: B 192229
as Guarantor

By:	/s/ Dylan Davies_________________ Name: Dylan Davies Title: Manager

By:	/s/ Cedric Bradfer________________ Name: Cedric Bradfer Title: Manager

ST AUGUST LUX INTERMEDIATE HOLDCO S.À R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633 Senningerberg
Share capital: USD 25,000
Luxembourg R.C.S.: B 192214
as Guarantor

By:	/s/ Dylan Davies_________________ Name: Dylan Davies Title: Manager

By:	/s/ Cedric Bradfer________________ Name: Cedric Bradfer Title: Manager

AUGUST LUX HOLDING COMPANY,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633 Senningerberg
Share capital: USD 16,376
Luxembourg R.C.S.: B 167704
as Guarantor

By:	/s/ Dylan Davies_________________ Name: Dylan Davies Title: Manager

By:	/s/ Cedric Bradfer________________ Name: Cedric Bradfer Title: Manager

Signature Page to
Amendment No. 7 to Credit Agreement

AUGUST BRAZIL HOLDING COMPANY,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633 Senningerberg
Share capital: USD 16,375
Luxembourg R.C.S.: B 168084
as Guarantor

By:	/s/ Dylan Davies_________________ Name: Dylan Davies Title: Manager

By:	/s/ Cedric Bradfer________________ Name: Cedric Bradfer Title: Manager

AUGUST LUXUK HOLDING COMPANY,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633 Senningerberg
Share capital: USD 16,375
Luxembourg R.C.S.: B 167757
as Guarantor

By:	/s/ Dylan Davies_________________ Name: Dylan Davies Title: Manager

By:	/s/ Cedric Bradfer________________ Name: Cedric Bradfer Title: Manager

Signature Page to
Amendment No. 7 to Credit Agreement

AUGUST FRANCE HOLDING COMPANY S.A.S.,
as Guarantor

By:	/s/ Jean-Michel Bolmont
Name: Jean-Michel Bolmont
Title: Chairman/President

SENSATA TECHNOLOGIES FRANCE S.A.S.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

Signature Page to
Amendment No. 7 to Credit Agreement

SIGNED AND DELIVERED as a DEED
for and on behalf of
SENSATA FINANCE IRELAND LIMITED
by its lawfully appointed attorney:
/s/ Graeme Thompson
Name: Graeme Thompson
Title: Attorney

in the presence of: Eoin Traynor

Eoin Traynor
Signature of Witness

Trainee Solicitor
Occupation of Witness

25-28 North Wall Quay, Dublin 1
Address of Witness

Signature Page to
Amendment No. 7 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: Vice President

Signature Page to
Amendment No. 7 to Credit Agreement

BANK OF AMERICA, N.A.,
as a Revolving Credit Lender

By:	/s/ Robert C. Megan
Name: Robert C. Megan
Title: Senior Vice President

Signature Page to
Amendment No. 7 to Credit Agreement

Schedule A

Revolving Credit Commitments

Revolving Credit Lender	Existing Revolving Credit Commitments	Additional Revolving Credit Commitments	Total Revolving Credit Commitments
Morgan Stanley Bank, N.A.	$84,500,000	$0	$84,500,000
Morgan Stanley Senior Funding, Inc.	$5,500,000	$0	$5,500,000
Barclays Bank PLC	$90,000,000	$0	$90,000,000
Goldman Sachs Bank USA	$50,000,000	$0	$50,000,000
Mizuho Bank Ltd.	$50,000,000	$0	$50,000,000
Royal Bank of Canada	$50,000,000	$0	$50,000,000
Bank of America, N.A.	$20,000,000	$70,000,000	$90,000,000
Total	$350,000,000		$420,000,000

NYDOCS01/1625180.5A

Schedule B -1

Seventh Amendment Effective Date Legal Opinions

JURISDICTION	COUNSEL
Belgium	ALTIUS CVBA – Collateral Opinion Loyens & Loeff CVBA/SCRL – Capacity Opinion
Bermuda	Conyers Dill & Pearman Limited
Bulgaria	Gugushev & Partners – Capacity Opinion
France	Skadden, Arps, Slate, Meagher & Flom LLP
England & Wales (UK)	Shearman & Sterling (London) LLP
Ireland	A&L Goodbody
Japan	Morrison & Foerster LLP – Capacity Opinion
Luxembourg	Loyens & Loeff Luxembourg S.à r.l. – Capacity Opinion
Malaysia	Azim Tunku Farik & Wong & Partners – Capacity Opinion Wong & Partners – Collateral Opinion
Mexico	Creel, Garcia-Cuellar, Aiza y Enriquez, S.C. – Capacity Opinion
Netherlands	Van Doorne N.V. – Collateral Opinion Loyens & Loeff N.V. – Capacity Opinion
United States	Kirkland & Ellis LLP

NYDOCS01/1625180.5A

Schedule B -2

Post- Seventh Amendment Effective Date Legal Opinions

JURISDICTION	COUNSEL
Bulgaria	Gugushev & Partners – Collateral Opinion
Japan	Morrison & Foerster LLP – Collateral Opinion
Luxembourg	M Partners S.à r.l. – Enforceability Opinion
Mexico	Creel, Garcia-Cuellar, Aiza y Enriquez, S.C. – Collateral Opinion

NYDOCS01/1625180.5A

Schedule C

Seventh Amendment Effective Date Deliverables

England & Wales (UK)

1.	Confirmation in respect of English Law Debenture.

Ireland

1.	Declaration re financial assistance.

2.	Confirmation in respect of the Irish law Debenture executed by Sensata Finance Ireland Limited.

3.	Confirmation in respect of Irish law Share Charge executed by August LuxUK Holding Company.

Luxembourg

1.
Confirmation agreement, governed by Luxembourg law, to be entered into by and between ST Schrader Holding Company UK Limited, Sensor-Nite NV, ST August Lux Company S.à r.l., ST August Lux Intermediate Holdco S.à r.l., August Lux Holding Company, August Brazil Holding Company. August LuxUK Holding Company and Morgan Stanley (the “Confirmation Agreement”) in relation to:

a.
a share pledge agreement, governed by Luxembourg law, dated December January 8, 2015, entered into by and between ST Schrader Holding Company UK Limited as pledgor, Morgan Stanley as pledgee and ST August Lux Company S.à r.l. as company;

b.
a share pledge agreement, governed by Luxembourg law, dated December January 8, 2015, entered into by and between ST August Lux Company S.à r.l. as pledgor, Morgan Stanley as pledgee and ST August Lux Intermediate Holdco S.à r.l. as company

c.
a share pledge agreement, governed by Luxembourg law, dated January 8, 2015, entered into by and between ST August Lux Intermediate Holdco S.à r.l. and Sensor-Nite NV as pledgors, Morgan Stanley as pledgee and August Lux Holding Company as company,

d.
a share pledge agreement, governed by Luxembourg law, dated January 8, 2015, entered into by and between August Lux Holding Company as pledgor, Morgan Stanley as pledgee and August LuxUK Holding Company as company, and

e.
a share pledge agreement, governed by Luxembourg law, dated January 8, 2015, entered into by and between August Lux Holding Company as pledgor, Morgan Stanley as pledgee and August Brazil Holding Company as company.

Malaysia

1.	Debenture Confirmation.

2.	Share Charge Confirmation.
3.     Form 40B – Notice of Variation in Terms of Charge.

France

1.	Financial securities account pledge agreement of August France Holding Company S.A.S. over Schrader S.A.S. (and the related executed (i) statement of pledge and (ii) certificate of pledge).

NYDOCS01/1625180.5A

2.
Financial securities account pledge agreement of Sensata Technologies France S.A.S. over August France Holding Company S.A.S. (and the related executed (i) statement of pledge and (ii) certificate of pledge).

NYDOCS01/1625180.5A

Schedule D

Post- Seventh Amendment Effective Date Deliverables
Unless otherwise noted below, to be delivered within 90 days following the Seventh Amendment Effective Date (or such later date as the Administrative Agent may agree in its reasonable discretion):

Bulgaria

1.	Notarized copy of Annex No. 8 to the Going Concern Pledge Agreement relating to the going concern of Sensata Technologies Bulgaria EOOD ("Going Concern Pledge Agreement").

2.	Notarized copy of Annex No. 6 to the Share and Dividends Pledge Agreement relating to the quotas in Sensata Technologies Bulgaria EOOD ("Share and Dividends Pledge Agreement").

3.
Current legal status certificate of Sensata Technologies Bulgaria EOOD issued by the Commercial Registry evidencing that the modifications in the security interest created by Annex No. 6 to the Share and Dividends Pledge Agreement have been duly registered.

4.
Certificate issued by the Central Pledges Registry evidencing that the modifications in the security interests created by Annex No. 6 to the Share and Dividends Pledge Agreement have been duly registered in respect of the pledged Rights (as defined in the Share and Dividends Pledge Agreement).

5.
Current status certificate of Sensata Technologies Bulgaria EOOD issued by the Commercial Registry evidencing that the modifications in the security interest created by Annex No. 8 to the Going Concern Pledge Agreement have been duly registered.

6.
Certificate issued by the Central Pledges Registry evidencing that the modifications in the security interest created by Annex No. 8 to the Going Concern Pledge Agreement have been duly registered in respect of movables and receivables representing specified assets, owned by the Sensata Technologies Bulgaria EOOD (as defined in the Going Concern Pledge Agreement).

7.
Certificates issued by the Land Registry - Botevgrad and the Land Registry - Plovdiv evidencing that the modifications in the security interest created by Annex No. 8 to the Going Concern Pledge Agreement have been duly registered in respect of land plots representing specified assets, owned by Sensata Technologies Bulgaria EOOD (as defined in the Going Concern Pledge Agreement).

8.
Notification to the Patent Office regarding registration of the modifications in the security interest created by Annex No. 8 to the Going Concern Pledge Agreement in respect of the utility model representing specified asset, owned by Sensata Technologies Bulgaria EOOD (as defined in the Going Concern Pledge Agreement).

Ireland

1.	Confirmation declaration filed with the Irish CRO within 21 days of execution of the Amendment.

2.	Confirmation shareholder resolution filed with the Irish CRO within 15 days of the passing thereof.

Japan

1.	Japanese Security Agreement - Assignment of Personal Property as Security (Johtotampo-ken).

2.	Japanese Security Agreement - Assignment of Inventory as Security (Johtotampo-ken).

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3.	Japanese Security Agreement - Assignment of Accounts Receivable as Security (Johtotampo-ken).

4.	Japanese Security Agreement - Pledge (Shichi-ken) of Patents and Trademark.

5.	Japanese Security Agreement - Pledge (Shichi-ken) of Shares of Sensata Technologies Japan Limited.

6.	Notice of Certificate of Date of Reflection (kakutei-hizuke).

7.	Copy of Shareholder Register.

8.	Promissory Note No. 6 (Acknowledgment of Debt) from BV Borrower to Collateral Agent.

Luxembourg

Within two Business Days of the Seventh Amendment Effective Date, each of ST Schrader Holding Company UK Limited, ST August Lux Company S.à r.l, ST August Lux Intermediate Holdco S.à r.l., Sensor-Nite NV and August Lux Holding Company (each a “Pledgor” and together the “Pledgors”) shall register or procure the registration of the following phrase (as adjusted mutatis mutandis) in the respective share registers of ST August Lux Company S.à r.l., ST August Lux Intermediate Holdco S.à r.l., August Lux Holding Company, August LuxUK Holding Company and August Brazil Holding Company immediately after the last inscription appearing therein in respect of the confirmation agreement entered into by the Pledgors and the Administrative Agent on 26 March 2015:

“Pursuant to the Seventh Amendment to the Credit Agreement dated September 29, 2015 entered into, inter alios, by and between [ST Schrader Holding Company UK Limited / ST August Lux Company S.à r.l. / ST August Lux Intermediate Holdco S.à r.l. / Sensor-Nite NV / August Lux Holding Company] as pledgor[s], Morgan Stanley Senior Funding, INC., as pledgee (the “Pledgee”) and [ST August Lux Company S.à r.l. / ST August Lux Intermediate Holdco S.à r.l. / August Lux Holding Company / August LuxUK Holding Company / August Brazil Holding Company] as company, the share pledge agreement, governed by Luxembourg law, dated January 8, 2015, by and between [ST Schrader Holding Company UK Limited / ST August Lux Company S.à r.l. / ST August Lux Intermediate Holdco S.à r.l. / Sensor-Nite NV / August Lux Holding Company] as pledgor[s], the Pledgee and [ST August Lux Company S.à r.l. / ST August Lux Intermediate Holdco S.à r.l. / August Lux Holding Company / August LuxUK Holding Company / August Brazil Holding Company] as company (the “Share Pledge Agreement”), and the security interests (gage de premier rang) created thereunder (i) continue in full force and effect, (ii) are preserved for the benefit of the Pledgee, (iii) are (and will be) maintained and preserved for the benefit of the Pledgee (iv) are (and will be) held and administered by the Pledgee in accordance with the Share Pledge Agreement and (v) are not and will not be reduced, discharged or otherwise adversely affected by any amendment, variation, novation, replacement or supplement of or to any of the Secured Obligations (as defined in the Share Pledge Agreement) including without limitation any increase in or extension of the Secured Obligations and any addition of Secured Obligations.”

Immediately following such inscription, each Pledgor shall provide to the Administrative Agent a true copy of its share register, including the inscription.

Mexico

1.	Amendment to Mexican Mortgage (Hipoteca) on Aguascalientes Real Estate.

2.	Amendment to Floating Lien Pledge Agreement (Contrato de Prenda sin Transmision de Posesion).

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3.	Amendment to Equity Interest Pledge Agreement (Contrato de Prenda sobre Partes Sociales).

4.	Power of Attorney for the amendments listed above.

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